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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                      FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                             THE SECURITIES ACT OF 1934



     Date of Report (Date of earliest event reported)        August 10, 1998
                                                     ---------------------------

                           Image Guided Technologies, Inc.
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                (Exact name of registrant as specified in its charter)


          Colorado              1-12189              84-1139082
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          (State or other     (Commission         (I.R.S. Employer
          jurisdiction        File Number)        Identification No.)
          of incorporation)


     5710-B Flatiron Parkway, Boulder, Colorado              80301
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    (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code     (303) 447-0248
                                                       -------------------------

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            (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

     On August 10, 1998, Image Guided Technologies, Inc., announced that it had executed a letter of intent with Founders Equity Inc. to secure equity financing of between $1.5 and 2.5 million. Founders Equity Inc. then revised the terms of the equity financing proposal, and the revised terms were rejected by the Board of Directors of Image Guided Technologies, Inc.

Exhibit
Number    Description of Exhibit
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99.1      Press Release dated August 10, 1998, discussing letter of intent between Image Guided Technologies, Inc. and Founders Equity, Inc.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Image Guided Technologies, Inc.
                                    --------------------------------------------
                                   (Registrant)


     August 24, 1998               By /s/ Jeffrey J. Hiller
                                     -------------------------------------------
          (Date)                        (Signature)
                                        Jeffrey J. Hiller, Vice President
                                        and Chief Financial Officer


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